UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2019

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-33177	22-1897375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 Crawfords Corner Road, Suite 1405, Holmdel, NJ	07733
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 577-9996

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock	MNR	New York Stock Exchange
6.125% Series C Cumulative Redeemable Preferred Stock	MNR-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

On November 25, 2019, Monmouth Real Estate Investment Corporation issued a press release announcing the results for the fourth quarter and fiscal year ended September 30, 2019 and disclosed a supplemental information package in connection with its earnings conference call for the fourth quarter and fiscal year ended September 30, 2019. A copy of the supplemental information package and press release is furnished with this report as Exhibit 99 and is incorporated herein by reference.

The information in this report and the exhibit attached hereto is being furnished, not filed, for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 2.02 and Item 7.01 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

Statements contained in this report, including the documents that are incorporated by reference, that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995 (the “Exchange Act”). All statements, other than statements of historical facts that address activities, events or developments where the Company uses any of the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” or similar expressions, are forward-looking statements. These forward-looking statements are not guaranteed and are based on the Company’s current intentions and on the Company’s current expectations and assumptions. These statements, intentions, expectations and assumptions involve risks and uncertainties, some of which are beyond the Company’s control that could cause actual results or events to differ materially from those that the Company anticipates or projects, such as:

●	the ability of the Company’s tenants to make payments under their respective leases;
●	the Company’s reliance on certain major tenants;
●	the Company’s ability to re-lease properties that are currently vacant or that become vacant;
●	the Company’s ability to obtain suitable tenants for the Company’s properties;
●	changes in real estate market conditions, economic conditions in the industrial sector, the markets in which the Company’s properties are located and general economic conditions;
●	the inherent risks associated with owning real estate, including local real estate market conditions, governing laws and regulations and illiquidity of real estate investments;
●	the Company’s ability to acquire, finance and sell properties on attractive terms;
●	the Company’s ability to repay debt financing obligations;
●	the Company’s ability to refinance amounts outstanding under our debt obligations at maturity on terms favorable to us, or at all;
●	the loss of any member of the Company’s management team;
●	the Company’s ability to comply with debt covenants;
●	the Company’s ability to integrate acquired properties and operations into existing operations;
●	continued availability of proceeds from issuances of the Company’s debt or equity securities;
●	the availability of other debt and equity financing alternatives;
●	changes in interest rates under the Company’s current credit facility and under any additional variable rate debt arrangements that the Company may enter into in the future;
●	the Company’s ability to successfully implement its selective acquisition strategy;
●	the Company’s ability to maintain internal controls and procedures to ensure all transactions are accounted for properly, all relevant disclosures and filings are timely made in accordance with all rules and regulations, and any potential fraud or embezzlement is thwarted or detected;
●	changes in federal or state tax rules or regulations that could have adverse tax consequences;
●	declines in the market prices of the Company’s investment securities; and
●	the Company’s ability to qualify as a REIT for federal income tax purposes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99	Supplemental information package for the fourth quarter and fiscal year ended September 30, 2019 and press release dated November 25, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

/s/ Kevin S. Miller
KEVIN S. MILLER
Chief Financial and Accounting Officer

Date November 25, 2019

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